SUN CAPITAL ADVISERS TRUST

SC BlackRock International Index Fund

Supplement dated June 29, 2011

To the Statement of Additional Information dated May 1, 2011

Effective immediately, the following sections of the Statement of Additional Information, dated May 1, 2011, relating to SC BlackRock International Index Fund (the “Fund”) are hereby revised as indicated:

a)  Beginning on page 46 under the heading “Portfolio Managers,” Rachel Aguirre is hereby added as portfolio manager of the Fund in the all of the places where the Fund is referenced.

b)  In the section entitled “Other Accounts Managed by Portfolio Managers – BlackRock Investment Management, LLC” beginning on page 53, the account information as of May 31, 2011 for Rachel Aguirre is hereby added as follows:

Manager	Total # of Accounts	Total Assets Under Management (in billions)
Rachel Aguirre
Other Registered Investment Companies	14	$ 13.9
Other Pooled Vehicles	74	$ 118
Other Accounts	36	$ 51